ADDENDA  NO.  1 TO THE PROMISE OF PRUCHAS AGREEMENT SUBSCRIBED BETWEEN CEMENTOS ARGOS S. A. AND PRICESMART COLOMBIA SAS

The undersigned, namely, on the one hand, CAMILO JOSE ABELLO VIVES, male, of legal age, identified with Identity Card number 80.418.493 issued in Usaquén (Cundinamarca); acting in his capacity as Legal Representative of CEMENTOS ARGOS S. A.,a corporation identified with TIN. 890.100.251 as shown on the existence and legal representation certificate issued by the Chamber of Commerce of Barranquilla and that constitutes an integral part of this Agreement in the form of ANNEX 1 – EXISTENCE AND LEGAL REPRESENTATION CERTIFICATE OF CEMENTOS ARGOS S. A., and whom from here on in and for all the effects of this Agreement shall be referred to as THE PROMISSORY SELLER; and, on the other hand, ALVARO JOSE HERNANDEZ BARRIOS, identified with Identity Card No.72.131.410, issued in Barranquilla, acting in his capacity as Special Proxy of PRICESMART COLOMBIA SAS, a business corporation identified with TIN: 900.319.753-3, duly established and organized in accordance with the regulations of the Republic of Colombia, according to the power of attorney granted by Dr. PAULA SAMPER SALAZAR; in her capacity as Legal Representative of such corporation, as show non the existence and legal representation certificate issued by the Chamber of Commerce of Bogotá and that constitutes an integral part of this Agreement in the form of ANNEX 2 – SPECIAL POWER OF ATTORNEY AND EXISTENCE AND LEGAL REPRESENTATION CERTIFICATE OF PRICESMART COLOMBIA SAS; according to the granted power of attorney, and who from here on in and for all the effects of this Agreement shall be referred to as "THE PROMISSORY BUYER" and who along with THE PROMISSORY SELLER, shall be referred to as THE PARTIES, have signed a Promise of Purchase Agreement, on June 18, 2010, before the Third Notary Office of the Circuit of Barranquilla, which we mutually and in the terms of the initially subscribed agreement, wish to modify as follows:

CONSIDERATIONS:

1.	That the parties in mutual agreement have decided to modify the Fourth Clause, so as to adjust such to the new desires of the parties.

2.      The parties likewise agree to set the date on which the AGREEMENT was actually signed, in accordance with the following £t

CLAUSES:

FIRST: EXISTING CLAUSE.- As per the express desires of THE PARTIES, the Fourth Clause, second of the Agreement initially signed, shall be modified to read as follows:

FOURTH: SECURITY DEPOSITS. THE PARTIES, in mutual agreement, have decided to include in this Promise of Purchase Agreement, security deposits, which enable the possibility of THE PROMISSORY BUYER to exercise the right of redemption from the business at any time, paying the value established further on here in, without this being understood as a breach on its part. THE PARTIES have established the following for the redemption adn payment of the security deposits:

4.1 If the redemption right is exercised within forty-five (45) days following the signing of this Promise of Purchase AGREEMENT, the value of the security deposits shall be ONE HUNDRED MILLION PESOS ($100.000.000 –legal currency of Colombia) and

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4.2 If the possibility of the right of redemption is exercised after the forty-fifth (45th) day of the signing of this AGREEMENT, the value of the security deposit shall be the sum of FIVE HUNDRED MILLION PESOS ($500.000.000- legal currency of Colombia). Given that THE PROMISSORY SELLER, upon the signing of this agreement receives the sum of ONE HUNDRED MILLION PESOS ($100.000.000), such sum shall be considered to be paid towards the value of the security deposit and THE PROMISSORY BUYER will have a term of thirty (30) calendar days, starting as of the day on which the right of redemption begins, to pay the pending difference with regard to the agreed on value.

Paragraph:     Manner of Exercising the Possibility of Redemption.-     THE PROMISSORY BUYER shall be entitled to the right of redemption of this agreement for any reason whatsoever; without having to justify itself and a simple written notice provided to THE PROMISSORY SELLER shall suffice, in the terms set forth in the Sixteenth Clausse of this AGREEMENT. In the event that THE PROMISSORY BUYER should decide to exercise its right of dedemption, it must pay THE PROMISSORY SELLER, THE SUMS REFERRED TO IN THIS Clause and in the terms therein established.

SECOND: ACCURACY REGARDING THE DATE OF THE SIGNING OR THE PROMISE OF PURCHASE AGREEMENT INITIALLY SUBSCRIBED BY THE PARTIES.-  THE PARTIES, with the purpose of correcting and accurately stating the date of the signing of the AGREEMENT initially subscribed by them, define the date of June eighteen (18), two thousand and ten (2010) as such. For all the effects of calculating the terms and others that are similar, established in the AGREEMENT, such shall be the applicable date. .

THIRD: INITIAL TEXT.- In that which has been modified, THE PARTIES shall continue to abide by the text of the Purchase Agreement initially subscribed and in effect between them.

Signed in the city of Barranquilla by THE PARTIES; on July __ , 2010, on two duplicates, each destined for each of THE PARTIES.

THE PROMISSORY BUYER                                                                          THE PROMISSORY SELLER
PRICESMART COLOMBIA SAS                                                                 CEMENTOS ARGOS S.A.
TIN: 900.319.753-3                                                                                          TIN. 890.100.251-

ALVARO JOSE HERNANDEZ BARRIOS
C. C. No.72.131.410 de Barranquilla
Special Proxy